                                         [LOGO]

                                     THE FRANKLIN
                                LIFE INSURANCE COMPANY
                -----------------------------------------------------
                             *AN AMERICAN GENERAL COMPANY
                #1 FRANKLIN SQUARE , SPRINGFIELD, ILLINOIS 62713-0001

Dear Contract Owner:

We are pleased to provide this 1997 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund B contract.

                                 INVESTMENT POSITION
                                 -------------------

                                   DECEMBER 31, 1997        JUNE 30, 1997       DECEMBER 31, 1996
                                   -----------------        -------------       -----------------
     VARIABLE PORTION:
     -----------------
     Accumulation Unit Value            $110.59                $100.21                $86.88
                                        -------                -------                ------
                                        -------                -------                ------
     Percentage Change From:

          December 31, 1996              +27.29%
                                        -------
                                        -------

          June 30, 1997                  +10.36%
                                        -------
                                        -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1997 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1997 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1998, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1998 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1997 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The U.S. economy continued to expand at a very rapid rate in 1997. It is estimated that the Gross Domestic Product will increase some 3.5% to 4.0% for the year, well ahead of the expectations expressed at the beginning of 1997. Employment continues to grow, with the unemployment rate dropping to 4.7% in December 1997, down from 5.3% in December 1996, but up from 4.6% in November 1997. The Federal Reserve Board has kept the Federal Funds rate steady the last half of 1997 after raising the rate from 5.25% to 5.50% on March 25, 1997. The stock market had another good year, the third year in a row, with the Standard & Poor's 500 Index up 31.01% in 1997. This increase came with a great deal of difficulty in the second half of the year, as the Asian markets ran into financial uncertainty. The U.S. companies are showing very high price/earnings ratios and the U.S. economic growth is expected to slow in the near future.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.9% in 1996, then declining to 1.4% by the third quarter of 1997. The Consumer Price Index increased 3.3% in 1996, and 1.7% in 1997, the smallest increase since 1986. The Producers Price Index declined 0.2% in December, with a decline in nine of the twelve months of 1997 and an annual decline in 1997 of 1.2%. The decline in wholesale prices will be good news on the inflation front. The stock market will likely have a period of consolidation as it works its way through the Asian crisis, high price/earnings ratios and a slowing economy.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                   Cordially yours,

                                   /s/ William A. Simpson

                                   William A. Simpson
                                   Chairman, Chief Executive Officer
                                   and President

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997

Assets
     Investments-at fair value (cost-$889,926):
          Common stocks                                                         $1,560,244
          Short-term notes                                                         198,546
                                                                                ----------
                                                                                 1,758,790
     Cash on deposit                                                                43,659
     Dividends and interest receivable                                               2,985
                                                                                ----------
                                        Total Assets                             1,805,434

Liability - due to The Franklin Life Insurance Company                                 256
                                                                                ----------

Contract owners' equity
     Value of 16,323.347 accumulation units outstanding,
          equivalent to $110.58873119 per unit                                  $1,805,178
                                                                                ----------
                                                                                ----------

                                      STATEMENT OF OPERATIONS
                                   YEAR ENDED DECEMBER 31, 1997

Investment income:
     Dividends                                                                   $  24,882
     Interest                                                                       10,844
                                                                                  --------
                                        Total income                                              $35,726

Expenses:
     Investment management services                                                $17,759
     Mortality and expense charges                                                   7,765
                                                                                  --------
                                        Total expenses                                             25,524
                                                                                                 --------
                                        Net investment income                                      10,202
Realized and unrealized gain on
     investments:
          Net realized gain from investment transactions
               (excluding short-term investments):
                         Proceeds from sales                                      $217,183
                         Cost of investments sold (identified cost method)         132,545
                                                                                  --------
                                        Net realized gain                                          84,638
          Net unrealized appreciation of investments:
               Beginning of year                                                  $537,316
               End of year                                                         868,864
                                                                                  --------
                                                                                  --------
                         Net unrealized appreciation                                              331,548
                                                                                                 --------
                         Net gain on investments                                                  416,186
                                                                                                 --------
                         Net increase in contract owners'
                           equity resulting from operations                                      $426,388
                                                                                                 --------
                                                                                                 --------

                                    STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                                 YEAR ENDED DECEMBER 31
                                                                                    1997          1996
                                                                                --------------------------
Net investment income                                                           $   10,202     $   11,760
Net realized gain from investment transactions                                      84,638         38,924
Net unrealized appreciation of investments                                         331,548        219,574
                                                                                --------------------------
     Net increase in contract owners' equity resulting from operations             426,388        270,258
Net contract purchase payments                                                      15,336         15,931
Payment for contract guarantees                                                    (10,114)        (6,017)
Withdrawals                                                                       (246,502)      (197,732)
                                                                                --------------------------
     Net increase in contract owners' equity                                       185,108         82,440
     Contract owners' equity at beginning of year                                1,620,070      1,537,630
                                                                                --------------------------
     Contract owners' equity at end of year                                     $1,805,178     $1,620,070
                                                                                --------------------------
                                                                                --------------------------


                          SEE NOTES TO FINANCIAL STATEMENTS

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997

NUMBER
  OF                                                                FAIR
SHARES                                                              VALUE
------                                                              -----
          COMMON STOCKS (86.43%)
          AEROSPACE/AVIATION (4.61%)
  900          Boeing Company                                     $  44,044
  700          Raytheon Company                                      39,156
                                                                 ----------
                                                                     83,200
          BANKING (5.39%)
  700          SLM Holding Corporation                               97,388
          BEVERAGES (1.20%)
  600          PepsiCo, Incorporated                                 21,750
          BUSINESS SERVICES (1.77%)
  900          Equifax Inc.                                          31,894
          CHEMICALS (2.25%)
  400          Dow Chemical                                          40,600
          COMPUTER SERVICES (3.30%)
1,300          Ceridian Corporation*                                 59,556
          COSMETICS & HOUSEHOLD PRODUCTS (3.89%)
  700          Gillette Company                                      70,306

          DRUG & HEALTH CARE (24.52%)
2,000          Eli Lilly and Company                                139,250
  675          Merck & Company, Inc.                                 71,550
  600          Pfizer, Incorporated                                  44,738
1,800          Schering-Plough Corporation                          111,825
2,400          Walgreen Company                                      75,300
                                                                 ----------
                                                                    442,663

          ELECTRONICS & INSTRUMENTATIONS (3.11%)
  900          Hewlett-Packard Company                               56,137
          FOOD - RETAIL (4.06%)
1,550          Albertson's, Inc.                                     73,237
          FOOD - WHOLESALE  (1.77%)
  700          Sysco Corporation                                     31,894
          MACHINERY - INDUSTRIAL & CONSTRUCTION (.83%)
  400          Fluor Corporation                                     14,950

          OFFICE EQUIPMENT & SERVICES (10.09%)
  750          Compaq Computers Corporation*                         42,375

  700          International Business Machines
                    Corporation                                      73,238
  900          Xerox Corporation                                     66,487
                                                                 ----------
                                                                    182,100

NUMBER
  OF                                                                FAIR
SHARES                                                              VALUE
------                                                              -----
          OILS & OIL RELATED PRODUCTS (2.56%)
  250          Amoco Corporation                                 $   21,281
  600          Enron Corporation                                     24,938
                                                                 ----------
                                                                     46,219

          PACKAGING - CONTAINERS (1.98%)
  800          Avery-Dennison Corporation                            35,800

          PHOTOGRAPHY (.84%)
  250          Eastman Kodak Company                                 15,141

          RESTAURANTS/LODGING (4.89%)
1,000          Marriott International, Inc.                          69,250
  400          McDonald's Corporation                                19,100
                                                                 ----------
                                                                     88,350
          TECHNOLOGY (6.25%)
  700          AMP, Incorporated                                     29,400
  675          Diebold, Incorporated                                 34,172
  700          Intel Corporation                                     49,175
                                                                 ----------
                                                                    112,747

          UTILITIES - TELEPHONE (3.12%)
1,000          BellSouth Corporation                                 56,312
                                                                 ----------

                               TOTAL COMMON STOCKS
                                 (COST-$691,380)                  1,560,244
                                                                 ----------

PRINCIPAL
AMOUNT
---------
                      SHORT-TERM NOTES (11.00%)

$100,000              United  States Treasury Bill
                        4.93%, due 2/5/98 (cost-$99,233)             99,233
 100,000              United States Treasury Bill
                        5.05%, due 2/5/98 (cost-$99,313)             99,313
                                                                 ----------

                                  TOTAL SHORT-TERM NOTES            198,546
                                                                 ----------

                                  TOTAL INVESTMENTS (97.43%)
                                  (COST -$889,926)                1,758,790

                                  CASH AND RECEIVABLES, LESS
                                  LIABILITY (2.57%)                  46,388
                                                                 ----------

                                  TOTAL CONTRACT OWNERS'
                                  EQUITY (100.0%)                $1,805,178
                                                                 ----------
                                                                 ----------

*Non-income producing investment in 1997.


                          SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND B
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $10,048 and $217,183, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $1,091 and $1,002 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                          YEAR ENDED                        YEAR ENDED
                      DECEMBER 31, 1997                 DECEMBER 31, 1996
                    ---------------------------------------------------------
                    UNITS            AMOUNT            UNITS           AMOUNT
                    -----            ------            -----           ------
Balance at
  beginning of
  year             18,648         $1,620,070          21,059        $1,537,630

Purchases             157             15,336             200            15,931

Net investment
   income               -             10,202               -            11,760

Net realized gain
  from investment
  transactions          -             84,638               -            38,924

Net unrealized
  appreciation
  of investments        -            331,548               -           219,574

Withdrawals        (2,482)          (246,502)         (2,611)         (197,732)

Payment for
  contract
  guarantees            -            (10,114)              -            (6,017)
                   ------------------------------------------------------------

Balance at end of
  year             16,323         $1,805,178          18,648        $1,620,070
                   ------------------------------------------------------------
                   ------------------------------------------------------------

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.


NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:

                                      DECEMBER 31,   DECEMBER 31,
                                         1997           1996
                                       -----------------------
Gross unrealized appreciation          $874,684       $539,392
Gross unrealized depreciation             5,820          2,076
                                       -----------------------
    Net unrealized appreciation
    of investments                     $868,864       $537,316
                                       -----------------------
                                       -----------------------

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                     YEAR ENDED DECEMBER 31
                                                                 1997           1996           1995           1994           1993
                                                              --------------------------------------------------------------------
Investment income                                               $2.025         $1.777         $2.043         $1.569         $1.305

Expenses                                                         1.447          1.169           .935           .850           .841
                                                              --------------------------------------------------------------------

Net investment income                                             .578           .608          1.108           .719           .464

Net realized and unrealized gain (loss) on investments          23.136         13.251         14.278          (.943)         1.697
                                                              --------------------------------------------------------------------
Net increase (decrease) in accumulation unit value              23.714         13.859         15.386          (.224)         2.161

Accumulation unit value:
  Beginning of year                                             86.875         73.016         57.630         57.854         55.693
                                                              --------------------------------------------------------------------
  End of year                                                 $110.589        $86.875        $73.016        $57.630        $57.854
                                                              --------------------------------------------------------------------
                                                              --------------------------------------------------------------------
Ratio of expenses to average net assets                          1.44%          1.44%          1.44%          1.44%          1.44%

Ratio of net investment income to average net assets              .58%           .75%          1.71%          1.22%           .80%

Portfolio turnover rate                                           .67%          3.35%         22.26%         82.18%         61.50%

Number of accumulation units outstanding at end of year         16,323         18,648         21,059         23,165         26,542
----------------------------------------------------------------------------------------------------------------------------------

               MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 21, 1997. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


         MATTER                                                       VOTES:
  -------------------                   ------------------------------------------------------------------
                                                   FOR                AGAINST              ABSTAIN
                                                   ---                -------              -------
Election of
Robert G. Spencer as
Member, Board of Managers                         9,027                  123                0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                         9,027                  123                0

Election of
James W. Voth as
Member, Board of Managers                         9,027                  123                0

Election of Clifford L. Greenwalt as
Member, Board of Managers                         9,027                  123                0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                              9,040                     0             110

                            REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund B

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund B, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund B at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.




                                        /s/ Ernst & Young LLP



Chicago, Illinois
January 30, 1998